Federated Investors
World-Class Investment Manager

Federated Government Income Securities, Inc.

16TH SEMI-ANNUAL REPORT

August 31, 2002

Established 1986

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986 as an investment vehicle for investors seeking high monthly income from U.S. government issues. I am pleased to present the fund's 16th Semi-Annual Report, which covers the period from March 1, 2002 through August 31, 2002, the first half of the fund's fiscal year.

Federated Government Income Securities, Inc. focuses exclusively on U.S. Treasury securities and U.S. government agency issues. All holdings are guaranteed by the U.S. government or its agencies and instrumentalities as to principal and interest payments.1 Because the fund has delivered attractive returns and regular income at low risk, the fund has continued to hold special appeal for its shareholders in this difficult investment environment. Bond funds can be powerful counterweights to stocks held in investment portfolios--and the government sector of the domestic bond market has traditionally served as a lower risk sector for investors during times of economic and political stress.

The report begins with an interview with the fund's portfolio manager, Kathleen Foody-Malus, Vice President of Federated Investment Management Company. Following her discussion of economic influences on the U.S. bond market and the fund's performance, strategies and outlook are three additional items of interest: a series of graphs showing the fund's long-term investment performance; a complete listing of the fund's holdings; and the publication of the fund's financial statements.

1 Fund shares are not guaranteed by the U.S. government.

As of August 31, 2002, the fund's net assets totaled $1.03 billion; 75.3% of the fund's net assets were invested in mortgage-backed securities, and 22.8% were invested in Treasury issues. Mortgage-backed securities held by the fund include those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). At the end of the six-month reporting period, the fund's target duration2 was 4.2 years, and the average coupon of its holdings was 6.90%. Individual share class income distributions and total return performance for the six-month reporting period is as follows:3

	Net Asset Value Increase	Income Distributions	Total Return
Class A Shares	$8.82 to $9.07 = 2.83%	$0.228	5.51%
Class B Shares	$8.80 to $9.05 = 2.84%	$0.195	5.13%
Class C Shares	$8.82 to $9.07 = 2.83%	$0.195	5.12%
Class F Shares	$8.81 to $9.06 = 2.84%	$0.228	5.52%

Thank you for investing a portion of your wealth in this government securities fund and for your continued trust in our firm. If you have any questions or comments, please do not hesitate to write.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
October 15, 2002

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400. Total returns, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 0.72%, (0.37)%, 4.12%, and 3.46%, respectively, for the six-month reporting period.

Kathleen Foody-Malus

Vice President

Federated Investment Management
Company

Investment Review

How did the government securities markets perform during the fund's six-month reporting period?

In March 2002, the U.S. economic backdrop was generally more encouraging than it had been in previous quarters, with strong construction and consumer confidence figures. The mortgage securities market outperformed, helped by declines in market volatility and narrowing spreads to Treasury issues, as well as a slowing supply from mortgage originators due to a rise in 30-year mortgage rates.

By mid-year, however, worries about the health of the U.S. economy resurfaced. Corporate earnings reports and accounting scandals, terrorism fears and Mid-East violence rocked markets worldwide. The U.S. dollar sagged, and the poor performance of equities was the primary driver of the level of Treasury yields and sentiment.

In a landscape characterized by intense geopolitical tensions and distrust of Wall Street and corporate leadership, government bonds became an increasingly attractive option for many investors due to a preference for quality and lower risk. Mortgage securities did provide some shelter for investors trying to side-step equity and fixed-income problem areas, but the mortgage market began to lose some steam later in the fund's reporting period due to a combination of spread widening versus Treasury issues and a potential pickup in refinancing activity.

During this half of the fund's fiscal year, the Federal Reserve Board ("the Fed") held the federal funds target rate steady at 1.75%, unchanged since December 2001. Although the Fed appears to be taking a cautious stance toward future rate moves, it did shift its bias from "neutral" back to "economic weakness" in August.

How did the fund perform during the reporting period ended August 31, 2002?

For the first half of the fund's fiscal year, Class A, B, C and F Shares produced net total returns of 5.51%, 5.13%, 5.12% and 5.52%, respectively. The fund performed in line with its Lipper peer group, with A and F Share returns exceeding the 5.32% average return of the Lipper General U.S. Government Funds category over the six-month reporting period ended August 31, 2002.1 The fund's blended benchmark of the Lehman Brothers Government Bond Index and the Lehman Brothers Mortgage-Backed Securities Index2 returned 5.21% during the same reporting period.

In terms of income, the fund's Class A, B, C and F Shares paid monthly dividends totaling $0.228, $0.195, $0.195 and $0.228 per share, respectively.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

2 Lehman Brothers Government Bond Index is composed of U.S. Treasury and government agency bonds. Issues must have at least one year to maturity. Lehman Brothers Mortgage-Backed Securities Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total returns comprise price appreciation/depreciation and income as a percentage of the original investments. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged and investments cannot be made in an index.

What was the fund's strategy during the reporting period, and how was the portfolio allocated?

The fund's overall strategy was to balance the price performance of U.S. Treasury securities with the income advantages offered by mortgage-backed securities.3 Our high allocation to mortgage securities early in the reporting period had a positive impact on performance, but the phenomenal spread tightening of mortgages versus Treasury issues early in the reporting period made us more cautious on the mortgage market. We felt it was prudent to scale back from an overweight position to a neutral stance on the mortgage sector.

Into the second quarter, we rotated positions out of structured mortgage products into intermediate-duration Treasury issues due to near-term concerns about the mortgage market's heavy supply and slowing bank sponsorship relative to 2001 levels.

The fund's portfolio composition as of August 31, 2002 was:

Assets	Percentage of Net Assets
Federal National Mortgage Association (FNMA)	38.04%
Federal Home Loan Mortgage Corporation (FHLMC)	24.39%
U.S. Treasury Obligations	22.82%
Government National Mortgage Association (GNMA)	12.83%

3 Investing in certain mortgage-backed securities may result in special risks such as the risk of receiving unscheduled principal payments. This may result in the fund receiving a lower rate of interest.

What is your outlook for the government securities market heading into 2003?

The Fed is watching the labor market and the pace of capital and consumer spending. Given the mixed economic signals and countervailing forces in the current environment, the Fed does not seem biased at this time toward either raising or lowering rates significantly, if at all, during the remainder of 2002. We expect economic recovery to continue to be gradual and for the fixed-income markets to be volatile for some time, especially given uncertainty over the next steps in the U.S. war on terrorism and the Iraq conflict.

The other wild card that the market is focused upon is the uncertainty regarding the federal budget. If we were to go to war with Iraq, the cost of funding could be quite significant. The other unknown factor relates to the pace of tax revenues. While the U.S. economy is expected to pick up as we move into 2003, it is still unclear whether tax revenues will snap back as strongly. During the late 1990s, the pace of revenues greatly outpaced expectations, due in large part to the robust equity markets. The appreciation in equity prices substantially boosted capital gains revenue and individual tax revenue, which was enhanced by option-related income. Given the bursting of the equity market bubble and subsequent lifeless stock performance, however, tax revenues could now greatly lag overall economic growth. The degree to how much the federal budget deficit could deteriorate is the "$64,000 Question" heading into 2003.

From the perspective of fixed-income investors, the uncertainties discussed above should keep monetary policy on hold, and over the near term leave the Treasury market gyrating. Within this context, and absent an exogenous shock, we believe that the fixed-income markets should settle down. As 2002 concludes and investors focus on positioning for 2003, the emphasis should shift to strategies that favor yield over capital appreciation.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $17,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $53,433 on 8/31/02. You would have earned a 7.23%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 8/31/02, the Class A Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 3.23%, 6.18% and 6.33%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 1.86%, 6.03% and 6.34%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 6.33%, 6.37% and 6.36%, respectively. Class F Shares' average annual 1-year, 5-year, and 10-year total returns were 6.06%, 6.96% and 6.16%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 16 years (reinvesting all dividends and capital gains) grew to $31,947.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $17,000, but your account would have reached a total value of $31,9471 by 8/31/02. You would have earned an average annual total return of 7.13%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Current Income

Sixteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc. because the fund invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $50,000 Jaguar they bought to celebrate their anniversary--without touching their original principal.

The Laughlin's account totaled $314,309 as of August 31, 2002 for an average annual total return of 7.23%.2

1 Fund shares are not guaranteed and their value will fluctuate.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

August 31, 2002 (unaudited)

Principal Amount			Value
		LONG-TERM OBLIGATIONS--98.1%
		Federal Home Loan Mortgage Corp.--17.9%
$1,985,264		8.000%, 2/1/2031	$2,116,172
22,249,738		7.500%, 6/1/2007 - 8/1/2031	23,553,643
44,817,513		7.000%, 9/1/2030 - 4/1/2032	46,671,796
36,300,000	[1]	7.000%, 10/15/2030	37,797,375
43,000,000	[1]	6.500%, 10/15/2030	44,437,920
28,683,172		5.500%, 3/1/2029	28,925,258

		TOTAL	183,502,164

		Federal Home Loan Mortgage Corp., REMIC--6.5%
21,153,883		Series 1927-ZA, 6.500%, 1/15/2027	22,704,462
16,566,178		Series 2412-MA, 3.450%, 4/15/2008	16,643,376
25,000,000		Series 2480-NS, 6.150%, 1/15/2032 (Interest Only)	3,015,750
25,000,000		Series 2488-MN, 6.000%, 9/15/2032	24,914,000

		TOTAL	67,277,588

		Federal National Mortgage Association--26.0%
4,421,342		8.000%, 2/1/2030 -- 1/1/2031	4,720,382
29,000,000	[1]	7.500%, 10/1/2032	30,513,510
30,744,405		7.500%, 7/1/2028 -- 6/1/2031	32,323,645
11,636,513		7.000%, 1/1/2031 -- 5/1/2032	12,122,966
19,000,000	[1]	6.500%, 12/1/2032	19,338,860
61,723,038	[1]	6.500%, 7/1/2032 -- 9/1/2032	63,729,037
101,562,640		6.000%, 5/1/2016 -- 8/1/2032	104,199,422

		TOTAL	266,947,822

		Federal National Mortgage Association, REMIC--12.1%
19,470,219		Series 2002-23-SA, 16.354%, 4/25/2032 (Inverse Floater)	21,816,576
24,819,981		Series 2002-46-C, 7.000%, 8/25/2017	26,272,943
24,073,000		Series 2002-56-PE, 6.000%, 1/10/2018	24,073,000
13,567,500		Series 2002-56-T, 6.000%, 3/16/2003	13,533,581
17,007,251		Series 2002-W4-A4, 6.250%, 10/25/2028	17,257,087
20,000,000		Series 2002-W3-A4, 6.500%, 9/25/2028	21,174,872

		TOTAL	124,128,059

Principal Amount or Shares			Value
		LONG-TERM OBLIGATIONS--continued
		Government National Mortgage Association--11.6%
$368,620		13.000%, 1/15/2011 - 11/15/2014	$425,406
1,607,678		12.500%, 4/15/2010 - 7/15/2015	1,853,086
4,991,752		12.000%, 5/15/2011 - 1/15/2016	5,729,125
1,765,080		11.000%, 12/15/2009 - 10/15/2019	1,981,205
2,008,119		10.500%, 3/15/2016	2,252,868
69,430		9.000%, 2/15/2009	74,724
3,621,400		8.500%, 12/15/2029 - 11/15/2030	3,911,541
46,927,711		8.000%, 6/15/2017 - 2/15/2031	50,189,841
14,537,981		7.500%, 7/15/2029 - 1/15/2031	15,368,876
5,227,011		7.000%, 1/15/2028 - 10/15/2028	5,487,381
30,471,091		6.500%, 1/15/2032 - 4/15/2032	31,594,865
106,467		6.000%, 5/15/2024	110,791

		TOTAL	118,979,709

		Government National Mortgage Association, REMIC--1.2%
12,875,846		6.500%, 7/20/2032	12,930,697

		United States Treasury Securities--22.8%
36,425,000		8.125%, 5/15/2021 - 8/15/2021	50,119,963
12,200,000		7.250%, 5/15/2016	15,255,734
32,100,000	[2]	7.125%, 2/15/2023	40,406,196
39,500,000		6.250%, 5/15/2030	46,269,510
18,000,000		6.000%, 2/15/2026	20,142,360
5,000,000		5.375%, 2/15/2031	5,332,650
53,351,110		3.375%, 1/15/2007	57,126,235

		TOTAL	234,652,648

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $975,952,140)	1,008,418,687

		MUTUAL FUND--2.4%
24,200,843		Government Obligations Fund (at net asset value)	24,200,843

Principal Amount			Value
		REPURCHASE AGREEMENTS-19.5%[3]
$126,000,000	[4]	Goldman Sachs & Co., 1.720%, dated 8/13/2002, due 9/16/2002	$126,000,000
75,000,000	[4]	Morgan Stanley & Co., Inc., 1.700%, dated 8/12/2002, due 9/16/2002	75,000,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	201,000,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,201,152,983)[5]	$1,233,619,530

1 All or a portion of this security is subject to dollar roll transactions.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

5 The cost of investments for generally accepted accounting principles ("GAAP") is $1,201,152,983. Cost for federal tax purposes is $1,202,578,510. The difference between GAAP and cost on a tax basis is related to amortization/accretion on tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $31,041,020 which is comprised of $31,460,724 appreciation and $419,704 depreciation at August 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,028,141,898) at August 31, 2002.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31 2002 (unaudited)

Assets:
Investments in securities	$1,032,619,530
Investments in repurchase agreements	201,000,000

Total investments in securities, at value (identified cost $1,201,152,983)		$1,233,619,530
Income receivable		5,562,365
Receivable for investments sold		119,824,792
Receivable for shares sold		1,674,603
Cash held as collateral for securities lending		21,674,250

TOTAL ASSETS		1,382,355,540

Liabilities:
Payable for investments purchased	127,743,611
Payable to bank	225,004
Payable to adviser	20,413
Payable for shares redeemed	657,950
Income distribution payable	4,192,264
Payable on collateral due to broker	21,674,250
Payable for dollar roll transactions	199,063,987
Accrued expenses	636,163

TOTAL LIABILITIES		354,213,642

Net assets for 113,483,211 shares outstanding		$1,028,141,898

Net Assets Consist of:
Paid in capital		$1,273,464,706
Net unrealized appreciation of investments		32,466,547
Accumulated net realized loss on investments		(273,473,059)
Distributions in excess of net investment income		(4,316,296)

TOTAL NET ASSETS		$1,028,141,898

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($62,591,689 ÷ 6,898,543 shares outstanding)		$9.07

Offering price per share (100/95.50 of $9.07)[1]		$9.50

Redemption proceeds per share		$9.07

Class B Shares:
Net asset value per share ($148,899,666 ÷ 16,457,891 shares outstanding)		$9.05

Offering price per share		$9.05

Redemption proceeds per share (94.50/100 of $9.05)[1]		$8.55

Class C Shares:
Net asset value per share ($38,727,806 ÷ 4,270,154 shares outstanding)		$9.07

Offering price per share		$9.07

Redemption proceeds per share (99.00/100 of $9.07)[1]		$8.98

Class F Shares:
Net asset value per share ($777,922,737 ÷ 85,856,623 shares outstanding)		$9.06

Offering price per share (100/99.00 of $9.06)[1]		$9.15

Redemption proceeds per share (99.00/100 of $9.06)[1]		$8.97

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended August 31, 2002 (unaudited)

Investment Income:
Interest (net of dollar roll expense of $2,835,411)			$29,558,238

Expenses:
Investment adviser fee		$3,820,655
Administrative personnel and services fee		383,084
Custodian fees		41,506
Transfer and dividend disbursing agent fees and expenses		532,587
Directors'/Trustees' fees		9,164
Auditing fees		9,422
Legal fees		1,780
Portfolio accounting fees		89,365
Distribution services fee--Class A Shares		97,945
Distribution services fee--Class B Shares		465,300
Distribution services fee--Class C Shares		131,000
Shareholder services fee--Class A Shares		97,945
Shareholder services fee--Class B Shares		155,100
Shareholder services fee--Class C Shares		43,667
Shareholder services fee--Class F Shares		976,840
Share registration costs		34,353
Printing and postage		53,988
Insurance premiums		509
Taxes		38,464
Miscellaneous		4,585

TOTAL EXPENSES		6,987,259

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,215,406)
Waiver of distribution services fee--Class A Shares	(97,945)
Waiver of shareholder services fee--Class F Shares	(7,815)
Waiver of transfer and dividend disbursing agent fees and expenses	(12,871)
Reimbursement of investment adviser fee	(47,455)

TOTAL WAIVERS AND REIMBURSEMENT		(1,381,492)

Net expenses			5,605,767

Net investment income			23,952,471

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			10,038,524
Net change in unrealized appreciation of investments			17,413,340

Net realized and unrealized gain on investments			27,451,864

Change in net assets resulting from operations			$51,404,335

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 8/31/2002	Year Ended 2/28/2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,952,471	$55,565,578
Net realized gain on investments	10,038,524	17,278,779
Net change in unrealized appreciation/depreciation of investments	17,413,340	(4,932,973)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	51,404,335	67,911,384

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,796,772)	(7,033,813)
Class B Shares	(2,769,351)	(5,043,566)
Class C Shares	(770,522)	(1,393,950)
Class F Shares	(19,896,146)	(47,486,263)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(25,232,791)	(60,957,592)

Share Transactions:
Proceeds from sale of shares	92,615,746	239,797,518
Net asset value of shares issued to shareholders in payment of distributions declared	8,302,504	32,299,276
Cost of shares redeemed	(166,560,091)	(303,580,080)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(65,641,841)	(31,483,286)

Change in net assets	(39,470,297)	(24,529,494)

Net Assets:
Beginning of period	1,067,612,195	1,092,141,689

End of period (including distributions in excess of net investment income of $(4,316,296) and $(3,035,976), respectively)	$1,028,141,898	$1,067,612,195

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Six Months Ended August 31, 2002 (unaudited)

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net assets resulting from operations	$51,404,335

Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(3,204,153,573)
Paydowns on investment securities	63,825,788
Realized loss on paydowns	1,417,812
Proceeds from sale of investment securities	3,204,051,805
Net sales of short-term investment securities	71,609,553
Increase in income receivable	(844,323)
Decrease in cash held as collateral for securities lending	144,073,248
Increase in accrued expenses	215,513
Increase in receivable for investments sold	(48,305,595)
Decrease in payable to adviser	(35,578)
Increase in payable for investments purchased	90,264,638
Decrease in payable on collateral due to broker	(144,073,248)
Net realized gain on investments	(10,038,524)
Net amortization/accretion of premium/discount	(166,298)
Net unrealized appreciation on investments	(17,413,340)

NET CASH USED IN OPERATING ACTIVITIES	201,832,213

Cash Flows From Financing Activities:
Cash received from dollar roll transactions, net	(111,618,907)
Proceeds from sale of shares	92,554,288
Cash distributions paid	(15,575,118)
Payment for shares redeemed	(167,417,637)

NET CASH PROVIDED BY FINANCING ACTIVITIES	(202,057,374)

NET DECREASE IN CASH	(225,161)

Cash:
Beginning of the period	157

End of the period	$(225,004)

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.82	$8.80	$8.28	$8.79	$8.84	$8.59
Income From Investment Operations:
Net investment income	0.22 [1]	0.46 [1,2]	0.52	0.50	0.53 [1]	0.62 [1]
Net realized and unrealized gain (loss) on investments	0.26	0.07 [2]	0.52	(0.49)	(0.04)	0.22

TOTAL FROM INVESTMENT OPERATIONS	0.48	0.53	1.04	0.01	0.49	0.84

Less Distributions:
Distributions from net investment income	(0.23)	(0.51)	(0.52)	(0.52)	(0.54)	(0.59)

Net Asset Value, End of Period	$9.07	$8.82	$8.80	$8.28	$8.79	$8.84

Total Return[3]	5.51%	6.15%	12.91%	0.10%	5.58%	10.10%

Ratios to Average Net Assets:

Expenses	0.98%[4]	0.98%	0.98%	0.98%	0.98%	0.96%

Net investment income	4.82%[4]	5.23%[2]	6.05%	5.79%	5.99%	7.13%

Expense waiver/reimbursement[5]	0.50%[4]	0.48%	0.50%	0.51%	0.46%	0.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$62,592	$123,455	$130,829	$106,328	$182,597	$138,554

Portfolio turnover	157%	169%	192%	152%	209%	264%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gain (loss) per share by $0.05 and decrease the ratio of net investment income to average net assets from 5.73% to 5.23%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.80	$8.78	$8.26	$8.78	$8.84	$8.59
Income From Investment Operations:
Net investment income	0.18 [1]	0.39 [1,2]	0.45	0.43	0.46 [1]	0.58
Net realized and unrealized gain (loss) on investments	0.27	0.07 [2]	0.52	(0.50)	(0.05)	0.20

TOTAL FROM INVESTMENT OPERATIONS	0.45	0.46	0.97	(0.07)	0.41	0.78

Less Distributions:
Distributions from net investment income	(0.20)	(0.44)	(0.45)	(0.45)	(0.47)	(0.53)

Net Asset Value, End of Period	$9.05	$8.80	$8.78	$8.26	$8.78	$8.84

Total Return[3]	5.13%	5.38%	12.12%	(0.76)%	4.65%	9.34%

Ratios to Average Net Assets:

Expenses	1.73%[4]	1.73%	1.73%	1.73%	1.73%	1.71%

Net investment income	4.06%[4]	4.49%[2]	5.30%	5.04%	5.36%	6.51%

Expense waiver/reimbursement[5]	0.25%[4]	0.23%	0.25%	0.26%	0.21%	0.24%

Supplemental Data:

Net assets, end of period (000 omitted)	$148,900	$116,734	$75,544	$58,643	$48,304	$10,819

Portfolio turnover	157%	169%	192%	152%	209%	264%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gain (loss) per share by $0.05 and decrease the ratio of net investment income to average net assets from 4.99% to 4.49%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.82	$8.80	$8.28	$8.79	$8.84	$8.59
Income From Investment Operations:
Net investment income	0.18 [1]	0.40 [1,2]	0.45	0.43	0.48 [1]	0.55
Net realized and unrealized gain (loss) on investments	0.27	0.06 [2]	0.52	(0.49)	(0.06)	0.23

TOTAL FROM INVESTMENT OPERATIONS	0.45	0.46	0.97	(0.06)	0.42	0.78

Less Distributions:
Distributions from net investment income	(0.20)	(0.44)	(0.45)	(0.45)	(0.47)	(0.53)

Net Asset Value, End of Period	$9.07	$8.82	$8.80	$8.28	$8.79	$8.84

Total Return[3]	5.12%	5.37%	12.08%	(0.65)%	4.76%	9.29%

Ratios to Average Net Assets:

Expenses	1.73%[4]	1.73%	1.73%	1.73%	1.73%	1.71%

Net investment income	4.06%[4]	4.49%[2]	5.30%	5.04%	5.38%	6.21%

Expense waiver/reimbursement[5]	0.25%[4]	0.23%	0.25%	0.26%	0.21%	0.24%

Supplemental Data:

Net assets, end of period (000 omitted)	$38,728	$32,997	$19,195	$15,413	$15,682	$2,836

Portfolio turnover	157%	169%	192%	152%	209%	264%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain (loss) per share by $0.04 and decrease the ratio of net investment income to average net assets from 4.99% to 4.49%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$8.81	$8.79	$8.27	$8.78	$8.83	$8.59
Income From Investment Operations:
Net investment income	0.21 [1]	0.46 [1,2]	0.52	0.50	0.53 [1]	0.61
Net realized and unrealized gain (loss) on investments	0.27	0.07 [2]	0.52	(0.49)	(0.05)	0.24

TOTAL FROM INVESTMENT OPERATIONS	0.48	0.53	1.04	0.01	0.48	0.85

Less Distributions:
Distributions from net investment income	(0.23)	(0.51)	(0.52)	(0.52)	(0.53)	(0.61)

Net Asset Value, End of Period	$9.06	$8.81	$8.79	$8.27	$8.78	$8.83

Total Return[3]	5.52%	6.15%	12.94%	0.10%	5.49%	10.19%

Ratios to Average Net Assets:

Expenses	0.98%[4]	0.98%	0.98%	0.98%	0.98%	0.96%

Net investment income	4.82%[4]	5.24%[2]	6.05%	5.79%	5.95%	6.87%

Expense waiver/reimbursement[5]	0.25%[4]	0.23%	0.25%	0.26%	0.21%	0.24%

Supplemental Data:

Net assets, end of period (000 omitted)	$777,923	$794,482	$866,574	$955,744	$1,221,022	$1,428,591

Portfolio turnover	157%	169%	192%	152%	209%	264%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gain (loss) per share by $0.05 and decrease the ratio of net investment income to average net assets from 5.74% to 5.24%. Per share, ratios and supplemental data for periods to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2002 (unaudited)

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Fund's investment objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

		As of 3/1/2001		For the Year Ended 2/28/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Loss
Increase (Decrease)	$(1,732,087)	$(16,964,712)	$15,232,625	$(5,392,015)	$118,051	$5,273,964

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

At February 28, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $279,172,805 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$192,317,284

2004	$ 16,981,637

2005	$ 23,283,777

2008	$ 26,416,036

2009	$ 20,174,071

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of August 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$21,524,796	$21,674,250

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At August 31, 2002 par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,363,269	$21,005,684	15,099,666	$131,645,253
Shares issued to shareholders in payment of distributions declared	74,618	657,471	575,807	5,071,051
Shares redeemed	(9,528,589)	(83,679,386)	(16,559,297)	(145,803,397)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(7,090,702)	$(62,016,231)	(883,824)	$(9,087,093)

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	5,206,622	$46,417,255	7,694,067	$67,534,131
Shares issued to shareholders in payment of distributions declared	146,255	1,285,975	360,658	3,167,259
Shares redeemed	(2,152,636)	(18,999,257)	(3,405,403)	(29,915,339)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	3,200,241	$28,703,973	4,649,322	$40,786,051

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,869,965	$16,603,336	3,207,768	$28,186,556
Shares issued to shareholders in payment of distributions declared	23,219	204,688	100,320	883,735
Shares redeemed	(1,362,104)	(12,050,779)	(1,751,292)	(15,442,785)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	531,080	$4,757,245	1,556,796	$13,627,506

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	907,951	$8,589,471	1,640,662	$12,431,578
Shares issued to shareholders in payment of distributions declared	699,524	6,154,370	2,637,210	23,177,231
Shares redeemed	(5,879,288)	(51,830,669)	(12,774,793)	(112,418,559)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(4,271,813)	$(37,086,828)	(8,496,921)	$(76,809,750)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,631,194)	$(65,641,841)	(3,174,627)	$(31,483,286)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government securities (and in-kind contributions), for the six months ended August 31, 2002, were as follows:

Purchases	$1,582,525,854

Sales	$1,598,361,405

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholde rs in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8092706 (10/02)